SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 2, 2003

ShoLodge, Inc.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

Signatures
Ex-99.1 Press Release

ITEM 5 – OTHER EVENTS AND REQUIRED FD DISCLOSURE

On July 2, 2003, the Company issued a press release announcing the successful completion of the Company’s exchange offer and consent solicitation relating to the Company’s Series A Senior Subordinated Notes, due November 2006 and the Company’s Series B Senior Subordinated Notes, due September 2007, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7 – FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

99.1 Press Release dated July 2, 2003

* Filed herewith

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.

Date: July 2, 2003	By: /s/ Bob Marlowe

Bob Marlowe
Secretary-Treasurer
Chief Accounting Officer